Exhibit 10.16

                                 AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

                                   AND CONSENT



               THIS AMENDMENT NO. 2 AND CONSENT ("Amendment No. 2 and Consent") is entered into as of December 13, 2001 by and between SYSTEMAX INC., a corporation organized under the laws of the State of Delaware ("SYX"), SYSTEMAX MANUFACTURING INC. (formerly known as Midwest Micro Corp.), a corporation organized under the laws of the State of Delaware ("SMI"), GLOBAL COMPUTER SUPPLIES INC. (successor by merger to Continental Dynamics Corp.), a corporation organized under the laws of the State of New York ("GCS"), GLOBAL EQUIPMENT COMPANY, INC., a corporation organized under the laws of the State of New York ("GEC"), TIGER DIRECT, INC., a corporation organized under the laws of the State of Florida ("Tiger"), DARTEK CORPORATION, a corporation organized under the laws of the State of Delaware ("Dartek"), NEXEL INDUSTRIES, INC., a corporation organized under the laws of the State of New York ("NII"), MISCO AMERICA INC., a corporation organized under the laws of the State of Delaware ("Misco"), SYSTEMAX RETAIL SALES INC., a corporation organized under the laws of the State of Delaware ("SRS"), PAPIER CATALOGUES, INC., a corporation organized under the laws of the State of New York ("PCI"), CATALOG DATA SYSTEMS, INC., a corporation organized under the laws of the State of New York ("CDS"), MILLENNIUM FALCON CORP., a corporation organized under the laws of the State of Delaware ("MFC"), TEK SERV INC., a corporation organized under the laws of the State of Delaware ("TSI"), B.T.S.A., Inc., a corporation organized under the laws of the State of New York ("BTSA") and KEYBOARDMALL.COM INC., a corporation organized under the laws of the State of Delaware ("KMC") (SYX, SMI, GCS, GEC, Tiger, Dartek, NII, Misco, SRS, PCI, CDS, MFC, TSI, BTSA and KMC, each a "Borrower" and jointly and severally the "Borrowers"), the lenders who are parties to the Loan Agreement, as defined herein ("Lenders") and JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, as agent for the Lenders ("Agent").

                                   BACKGROUND

               Borrowers, Agent and Lenders are parties to a Loan and Security Agreement dated as of June 13, 2001 (as amended by Amendment No. 1 to Loan and Security Agreement dated as of September 1, 2001 and as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders provide Borrowers with certain financial accommodations.

               Borrowers have requested Agent and Lenders to amend certain provisions of the Loan Agreement to permit (a) a capital contribution in the sum of $2,400,000 to be made by SYX to a Spanish subsidiary of Misco, the proceeds of which would be repaid to SYX, directly or indirectly, no later than five (5) Business Days from the date on which it would be contributed, (b) the formation of a new joint venture in which MFC would initially have a 50% ownership interest and (c) the capitalization of such new entity, all in accordance with the provisions hereof. Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

               NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrowers by Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

               2. AMENDMENTS TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

                    (a) The definition of "Stock Pledge Agreement" appearing in the Loan Agreement is hereby modified by (i) changing the word "and" appearing therein immediately prior to clause (c) to a comma and (ii) adding the clause "and (d) any other Stock Pledge Agreement, Pledge Agreement or similar agreement which from time to time may be entered into in favor of Agent for the benefit of Lenders in accordance with
          Section 7.12 hereof" immediately prior to the period appearing at the end of such definition.

                    (b) In Section 7.3 of the Loan Agreement, the phrase "and/or Worldwide Papers LLC" is hereby added immediately following the words "Millennium Group LLC" appearing therein.

                    (c) In Section 7.4 of the Loan Agreement, (i) the phrase ", or capital contributions or other investments in," is hereby added on the first line thereof immediately after the words "extensions of credit to", (ii) the phrase "and/or Worldwide Papers Company LLC" is hereby added immediately following the words "Millennium Group LLC" appearing in clause (g) thereof, (iii) the word "and" prior to clause
          (g) is changed to a comma and (iv) a new clause "and (h) during the month of November 2001, capital contributions in the aggregate sum of $2,400,000 to Misco Iberia Computer Supplies, S.A. (a Spanish subsidiary of Misco; hereafter "Misco Iberia") provided that a substantially equivalent sum is received by SYX, directly or indirectly from Misco Iberia, whether in the form of repayment of inter-company loans or trade debt or otherwise, proof of which (in form and substance satisfactory to Agent) shall be provided to Agent within five (5) Business Days of any such capital contributions" is hereby added immediately prior to the period appearing at the end of such Section 7.4.

                    (d) In Section 7.12(b) of the Loan Agreement, the phrase "except with the prior written consent of Agent and then only if (i) such partnership, joint venture or similar arrangement becomes a Guarantor and executes a Guaranty of the Obligations in form and substance satisfactory to Agent and (ii) each of the relevant Borrowers participating in such partnership, joint venture or similar arrangement, together with, in the sole discretion of Agent, the interests of other Persons (if any) therein, are pledged to Agent for the benefit of Lenders as additional Collateral pursuant to a Stock Pledge Agreement" is added immediately porior to the period appearing at the end thereof.

               3. CONSENT. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Agent hereby consents to the formation by Borrowers of the entity "Worldwide Papers LLC", a Delaware limited liability company.

               4. CONDITIONS OF EFFECTIVENESS. This Amendment No. 2 and Consent shall become effective as of the date upon which Agent shall have received (a) four (4) copies of this Amendment No. 2 and Consent in form and substance satisfactory to Agent executed by Borrowers and Required Lenders, (b) four (4) copies of a Guaranty executed by Worldwide Papers LLC in the form annexed hereto as EXHIBIT A, (c) four (4) copies of a Pledge Agreement relating Worldwide Papers LLC in the form annexed hereto as EXHIBIT B executed by each of the owners thereof, along with membership certificates and membership powers, and
(d) an amendment and consent fee in the sum of $10,000.

               5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

                    (a) This Amendment No. 2 and Consent and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                    (b) Upon the effectiveness of this Amendment No. 2 and Consent, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment No. 2 and Consent.

                    (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 2 and Consent.

                    (d) Borrowers have no defense, counterclaim or offset with respect to the Loan Agreement.

               6. EFFECT ON THE LOAN AGREEMENT.

                    (a) Upon the effectiveness of this Amendment No. 2 and Consent, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                    (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                    (a) The execution, delivery and effectiveness of this Amendment No. 2 and Consent shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

               7. GOVERNING LAW. This Amendment No. 2 and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

               8. HEADINGS. Section headings in this Amendment No. 2 and Consent are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 and Consent for any other purpose.

               9. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment No. 2 and Consent may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed to be an original signature hereto.

               IN WITNESS WHEREOF, this Amendment No. 2 and Consent has been duly executed as of the day and year first written above.

                                            SYSTEMAX INC.


                                            By:  /S/ STEVEN M. GOLDSCHEIM
                                                 ------------------------------
                                                  Name: Steven M. Goldschein
                                                  Title: Senior Vice President

                                            SYSTEMAX MANUFACTURING INC.
                                            GLOBAL COMPUTER SUPPLIES INC.
                                            GLOBAL EQUIPMENT COMPANY, INC.
                                            TIGER DIRECT, INC.
                                            DARTEK CORPORATION
                                            NEXEL INDUSTRIES, INC.
                                            MISCO AMERICA INC.
                                            SYSTEMAX RETAIL SALES INC.
                                            PAPIER CATALOGUES, INC.
                                            CATALOG DATA SYSTEMS, INC.
                                            MILLENNIUM FALCON CORP.
                                            TEK SERV INC.
                                            B.T.S.A., INC.
                                            KEYBOARDMALL.COM INC.


                                            By:    /S/ STEVEN M. GOLDSCHEIM
                                                   ----------------------------
                                                   Name: Steven M. Goldschein
                                                   Title: Senior Vice President

                                            JPMORGAN CHASE BANK, formerly known
                                            as THE CHASE MANHATTAN BANK,
                                            as Lender and as Agent


                                            By:    /S/ DONNA M. DIFORIO
                                                   ----------------------------
                                                   Name: Donna M. DiForio
                                                   Title: Vice President


                                            TRANSAMERICA BUSINESS CAPITAL
                                             CORPORATION,
                                            as Lender and as Co-Agent


                                            By:    /S/ DONNA M. DIFORIO
                                                   ----------------------------
                                                   Name: Michael S. Burns
                                                   Title: Senior Vice President



                                            GMAC COMMERCIAL CREDIT LLC,
                                             as Lender


                                           By: /S/ FRANK IMPERATO
                                               ----------------------------
                                                Name: Donna M. DiForio
                                                Title: Senior Vice President